UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2013

SILICON IMAGE, INC.
(Exact name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1140 East Arques Ave., Sunnyvale, CA	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 616-4000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information contained in this Item 2.02 and the exhibit hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of, or otherwise regarded as filed under, the Securities and Exchange Act of 1934, as amended.  The information contained in this report shall not be incorporated by reference into any filing of Silicon Image, Inc. (the “Registrant”) with the Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

On July 30, 2013, the Registrant issued a press release announcing its financial results for the quarter ended June 30, 2013, a copy of which is attached hereto as Exhibit 99.01. Also on July 30, 2013, the Registrant will present its financial results for the quarter ended June 30, 2013 in a conference call with investors and analysts (the “Conference Call”). The Conference Call was pre-announced and will be available to the public through live teleconference. In addition, a replay of the web cast of the Conference Call will be available on the Registrant’s website until midnight Pacific Time, August 14, 2013. A supplemental financial information worksheet is available on the Registrant’s website.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.01	Press release dated July 30, 2013 announcing the Registrant’s financial results for the quarter ended June 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2013

SILICON IMAGE, INC.

By:	/s/ Noland Granberry
Noland Granberry
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.01	Press release dated July 30, 2013 announcing the Registrant’s financial results for the quarter ended June 30, 2013.